UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 16, 2004

                         ------------------------------

                          COMMISSION FILE NO. 33-75758

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  TEXAS                                 75-2533518
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


 SUITE 210, LB 59, 8080 NORTH CENTRAL EXPRESSWAY, DALLAS, TEXAS        75206
          (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (214) 891-8294

Item 5.       Other

         On April 16, 2004, Renaissance Capital Growth & Income Fund III, Inc. (the "Fund") announced in a press release that it had received a standard notice from Nasdaq of the delisting of its Common Stock occasioned by the delay in filing its Form 10-K. The Fund intends to request a hearing regarding its stock listing issuance, and the Common Stock will continue to trade on Nasdaq under the symbol RENNE beginning April 20, 2004 pending its appeal. The Fund expects to file its Form 10-K promptly upon resolution of certain issues raised by the Staff of the Securities and Exchange Commission with regard to the interpretation of rules regarding the calculation of fees paid by the Fund to its advisor. The Fund believes that this will not have a negative impact on net asset value and could have a positive impact.

         A copy of the Fund's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2004          Renaissance Capital Growth & Income Fund III, Inc.
                               (Registrant)


                              By: /s/ Russell Cleveland
                                  ----------------------------
                                  Russell Cleveland, President







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